Revolving Credit Facilities	12 Months Ended
Jan. 31, 2019
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Revolving Credit Facilities
12.	REVOLVING CREDIT FACILITIES

On May 23, 2018, the Company refinanced its $475.0 million revolving credit facilities to increase the availability by $100.0 million for a total availability of $575.0 million, to extend the maturity from June 2021 to May 2023 and to reduce the cost of borrowing by 0.25% (the “Revolving Credit Facilities”). The Company incurred transaction fees of $2.6 million related to this refinancing, which are amortized over the expected life of the Revolving Credit Facilities.

On May 31, 2017, the Company amended its $425.0 million revolving credit facilities agreement to increase the availability by $50.0 million for a total availability of $475.0 million. All other conditions of the revolving credit facilities remained unchanged. The Company incurred transaction fees of $0.5 million related to this amendment.

The applicable interest rates vary depending on a leverage ratio. The leverage ratio is defined in the Revolving Credit Facilities agreement by the ratio of net debt to consolidated cash flows of the Company’s subsidiary, Bombardier Recreational Products Inc. (the “Leverage ratio”). The applicable interest rates are as follows:

(i)	U.S. dollars at either
(a)	LIBOR plus 1.45% to 3.25% per annum; or
(b)	U.S. Base Rate plus 0.45% to 2.25% per annum; or
(c)	U.S. Prime Rate plus 0.45% to 2.25% per annum;
(ii)	Canadian dollars at either
(a)	Bankers’ Acceptances plus 1.45% to 3.25% per annum; or
(b)	Canadian Prime Rate plus 0.45% to 2.25% per annum
(iii)	Euros at Euro LIBOR plus 1.45% to 3.25% per annum.

In addition, the Company incurs commitment fees of 0.25% to 0.40% per annum on the undrawn amount of the Revolving Credit Facilities.

As at January 31, 2019, the cost of borrowing under the Revolving Credit Facilities was as follows:

(i)	U.S. dollars at either
(a)	LIBOR plus 1.75% per annum; or
(b)	U.S. Base Rate plus 0.75% per annum; or
(c)	U.S. Prime Rate plus 0.75% per annum;
(ii)	Canadian dollars at either
(a)	Bankers’ Acceptances plus 1.75% per annum; or
(b)	Canadian Prime Rate plus 0.75% per annum
(iii)	Euros at Euro LIBOR plus 1.75% per annum.

As at January 31, 2019, the commitment fees on the undrawn amount of the Revolving Credit Facilities were 0.25% per annum.

The Company is required to maintain, under certain conditions, a minimum fixed charge coverage ratio. Additionally, the total available borrowing under the Revolving Credit Facilities is subject to a borrowing base calculation representing 75% of the carrying amount of trade and other receivables plus 50% of the carrying amount of inventories.

As at January 31, 2019 and 2018 and February 1, 2017, the Company had no outstanding indebtedness under the Revolving Credit Facilities. The Company had issued letters of credit for an amount of $2.5 million as at January 31, 2019 ($2.1 million as at January 31, 2018) and, in addition, $4.7 million of letters of credit were outstanding under other bank agreements as at January 31, 2019 ($5.2 million as at January 31, 2018).